                               POWER OF ATTORNEY


       The undersigned, being officers and trustees of The Explorer Institutional Trust, a Massachusetts business trust (the "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by the Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

       This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:    November 10, 1995

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
             Signature                               Title                                Date
             ---------                               -----                                ----

         /s/ Don G. Powell                  Chairman of the Board and Trustee              11/10/95
   -------------------------------
             Don G. Powell

       Chief Executive Officer

      /s/ Dennis J. McDonnell               President, Chief Executive Officer             11/10/95
   -------------------------------          and Trustee
          Dennis J. McDonnell

 Chief Financial and Accounting Officer

         /s/ Edward C. Wood                 Vice President, Treasurer and                  11/10/95
   -------------------------------          Chief Financial Officer
             Edward C. Wood

Trustees

         /s/ David C. Arch                           Trustee                               11/10/95
   -------------------------------
             David C. Arch


         /s/ Rod Dammeyer                            Trustee                               11/10/95
   -------------------------------
             Rod Dammeyer


         /s/ Howard J Kerr                           Trustee                               11/10/95
   -------------------------------
             Howard J Kerr


       /s/ Theodore A. Myers                         Trustee                               11/10/95
   -------------------------------
           Theodore A. Myers


       /s/ Hugo Sonnenschein                         Trustee                               11/10/95
   -------------------------------
           Hugo Sonnenschein


        /s/ Wayne W. Whalen                          Trustee                               11/10/95
   -------------------------------
            Wayne W. Whalen


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